LEGG MASON CHARLES STREET TRUST, INC.
Batterymarch U.S. Small Capitalization Equity Portfolio
Global Opportunities Bond Fund
LEGG MASON GROWTH TRUST, INC.

LEGG MASON GLOBAL TRUST, INC.
Legg Mason Emerging Markets Trust
Legg Mason International Equity Trust
LEGG MASON INVESTMENT TRUST, INC.
Legg Mason Opportunity Trust
LEGG MASON INVESTORS TRUST, INC.
Legg Mason American Leading Companies Trust
Legg Mason U.S. Small-Capitalization Value Trust
LEGG MASON INCOME TRUST
Legg Mason Limited Duration Bond Portfolio
Legg Mason Investment Grade Income Portfolio
LEGG MASON LIGHT STREET TRUST, INC.

Legg Mason Classic Valuation Fund
LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND

Legg Mason Maryland Tax-Free Income Trust

LEGG MASON VALUE TRUST, INC.

SUPPLEMENT DATED JUNE 19, 2009 TO THE
PROSPECTUS OF EACH FUND LISTED ABOVE

The following information supplements the “Annual fund operating expenses” table that is included in each fund’s prospectus:

Expense ratios for the current fiscal year may be higher than those shown in the “Annual fund operating expenses” table – for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

This supplement should be retained with your Prospectus for future reference.

FDXX011890